FIRST EAGLE CREDIT OPPORTUNITIES FUND

1345 Avenue of the Americas

New York, New York 10105

July 26, 2022

VIA EDGAR

Division of Investment Management

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Notice is being provided that the preliminary proxy statement, filed on June 24, 2022 (filing type PRE 14A, Accession No. 0000930413-22-001210) was submitted in error and should be disregarded.

Nathan Greene, Sidley Austin LLP (as attorney for the fund)

(212) 839-8673